EXHIBIT 10.23


                        FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO RESTATED LOAN AGREEMENT (the "First Amendment"), is made and entered into as of the 30th day of April, 2001, by and between TAYLOR INVESTMENT CORPORATION ("Borrower") and M&I MARSHALL & ILSLEY BANK ("Bank"), formerly known as M&I BANK OF SHAWANO.

                                   WITNESSETH:

         WHEREAS, Borrower and Bank executed a Restated Loan Agreement dated as of the 14th day of February, 2000, and all documents referenced therein or appended thereto (hereinafter collectively referred to as the "Loan Agreement"); and

         WHEREAS, Borrower has requested Bank to extend the termination date for making advances under the Loan Agreement, and further to revise other provisions of the Loan Agreement, and Bank is agreeable to such request pursuant to the terms of this First Amendment.

         NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which the parties hereto acknowledge, Borrower and Bank hereby agree as follows:

         A) Paragraph 1.3 of the Loan Agreement shall be deleted in its entirety and in its place the following shall be inserted:

                  1.3 Advance Termination Date is April 30, 2002.

         B) Paragraph 1.5 of the Loan Agreement shall be deleted in its entirety and in its place the following shall be inserted:

                  1.5 Borrowing Base is seventy percent (75%) of the total cost of any real estate acquisition made by Borrower, plus 75% of costs of development of said real estate according to its Development Plan (as defined in Paragraph 1.10 of the Loan Agreement).

         C) Paragraph 2.2 of the Loan Agreement shall be deleted in its entirety and in its place the following shall be inserted:

                  2.2 Payment. The principal of each Mortgage Note shall be partially repaid upon the sale of each lot within a Project in an amount equal to the Value Percentage multiplied by the total principal amount of the Mortgage Note for such Project, multiplied by 125%. Interest shall be calculated as set forth in Paragraph 2.3 of the Loan Agreement, and in each Mortgage Note, and shall be paid to Bank on the dates set forth in each Mortgage Note.

         D) Paragraph 2.2 of the Loan Agreement shall be deleted in its entirety and in its place the following shall be inserted:

                  2.4 Use of Funds. Borrower shall use the proceeds of the Mortgage Note loans to acquire and develop real estate located in the state of Wisconsin and for no other purpose.

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         E) The following shall be added as Provision (b)4 to Article V,
Affirmative Covenants of the Loan Agreement:

                  (. . . the Borrower shall, unless waived in writing by the Bank:)

                  (b) 4. Furnish to M&I Bank at least annually, and at any other time required by M&I Bank, the Guarantor's signed and dated personal financial statement in a form satisfactory to M&I Bank.

         F) Provision (i) of Article V, Affirmative Covenants shall be deleted in its entirety and in its place the following shall be inserted:

                  i. Maintain Net Worth of not less than $8,500,000.00 at all times.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment to Revolving Line of Credit Loan Agreement as of the day and year first above written.

                     BANK: M&I MARSHALL & ILSLEY BANK

                     By:     /s/ P. F. Warmenhoven, SVP
                         -----------------------------------------------
                         Peter F. Warmenhoven, Its Senior Vice President
                         --------------------      ---------------------


                     BORROWER: TAYLOR INVESTMENT CORPORATION

                     By:     /s/ Philip C. Taylor
                         -----------------------------------------------
                         Philip C. Taylor, Its President
                         ----------------      ---------


         GUARANTOR'S ACKNOWLEDGMENT AND REAFFIRMATION

                  The undersigned Guarantor acknowledges delivery to Bank of his Guaranty to secure repayment of Borrower's obligations to Bank. The Guarantor further hereby ratifies and reaffirms his Guaranty, and further acknowledges and agrees that his Guaranty guarantees payment of one-third of all obligations of Borrower to Bank presently existing and arising in the future, and shall remain in full force and effect until Borrower has repaid all of its obligations to Bank in their entirety.

                  Dated as of the 30th day of April, 2001.

                                        /s/ Philip C. Taylor
                                        -----------------------------------
                                        Philip C. Taylor


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